FIRST AMENDMENT TO FORBEARANCE AND TOLLING AGREEMENT

THIS FIRST AMENDMENT TO FORBEARANCE AND TOLLING AGREEMENT (this "**First Amendment**"), is made and entered into to be effective as of June 12, 2009 (the "**Effective Date**"), by and among (a)(i) Aurora Oil & Gas Corporation, a Utah corporation (the "Borrower"), and (ii) each Guarantor executing this First Amendment, (b)(i) BNP Paribas, as agent (the "First Lien Agent"), and (ii) the lenders (the "First Lien Lenders") under the Amended and Restated Credit Agreement, dated August 20, 2007 (as amended on June 12, 2008, and February 12, 2009, the "First Lien Loan Agreement"), and (c)(i) D.E. Shaw Laminar Portfolios, L.L.C., as agent (the "Second Lien Agent"), and (ii) the lenders (the "Second Lien Lenders" and together with the First Lien Lenders, the "Lenders") under the Second Lien Term Loan Agreement, dated August 20, 2007 (as amended on June 12, 2008, the "Second Lien Loan Agreement").

RECITALS:

WHEREAS, the Borrower, each Guarantor, the First Lien Agent, the Second Lien Agent and each Lender have executed that certain Forbearance and Tolling Agreement (the "**Forbearance Agreement**") made and entered into to be effective as of May 1, 2009.

WHEREAS, capitalized terms used in this First Amendment, if not defined herein, shall have the meanings set forth for such terms in the Forbearance Agreement.

WHEREAS, the Borrower and each Guarantor have requested that the First Lien Agent, the Second Lien Agent and each Lender amend the Forbearance Agreement to provide for the extension of the last day of (a) the Forbearance Period from June 15, 2009 to July 15, 2009, and (b) the period of time for which the Second Forbearance Additional Collateral Transfers are avoidable for purposes of Section 547(b)(4)(A) of the Bankruptcy Code from June 15, 2009 to July 15, 2009.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Forbearance Agreement as follows:

1. **Forbearance Period.**

(a) Amendment to Section 3.1. Section 3.1 of the Forbearance Agreement is hereby amended by deleting each reference therein to "June 15, 2009" and substituting, in each instance in lieu thereof, with the following "July 15, 2009".

(b) Amendment to Section 3.3(ii). Section 3.3(ii) of the Forbearance Agreement is hereby amended by deleting the reference therein to "June 15, 2009" and substituting, in lieu thereof, with the following "July 15, 2009".

2. **Preference Period of Second Forbearance Additional Collateral**. Section 6.2(a) of the Forbearance Agreement is hereby amended by deleting the reference therein to "June 15, 2009" and substituting, in lieu thereof, with the following "July 15, 2009".

3. **Agreement and Finalization of Term Sheet; Access to Opportune LLP.**

(a) Amendment to Section 3.2(b). Section 3.2(b) of the Forbearance Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting "; or" therefor.

(b) Amendment to Section 3.2. Section 3.2 of the Forbearance Agreement is hereby amended by adding the following new subsections (c) and (d) thereto that read as follows:

"(c) The failure by the Borrower and the Guarantors to agree to a finalized term sheet with the First Lien Agent, Second Lien Agent and the Lenders on or before the later of (i) the day that is 13 calendar days after the Borrower has received the initial draft of such term sheet, and (ii) June 30, 2009, wherein the terms and conditions of the proposed restructuring of the Borrower, its Subsidiaries and/or their assets are in form and substance satisfactory to the First Lien Agent, Second Lien Agent and at least 2/3rds in amount of outstanding principal of each of the First Lien Lenders and the Second Lien Lenders; or

(d) The failure by the Borrower and the Guarantors to grant the First Lien Agent and the Second Lien Agent (including, without limitation, their respective advisors) access to Opportune LLP as provided for in Section 6.4 hereof."

(c) Amendment to Section 6. Section 6 of the Forbearance Agreement is hereby amended by adding a new Section 6.4 thereto that reads as follows:

"6.4 Access to Opportune LLP. The Borrower and its Subsidiaries consent to the First Lien Agent's and the Second Lien Agent's (including, without limitation, their respective non-legal advisors') consultation with Opportune LLP ("Opportune"), but only on the following terms and conditions: (a) the First Lien Agent and/or the Second Lien Agent shall be authorized to contact Opportune from time to time in order to determine Opportune's availability for any proposed conference call (and the First Lien Agent and/or the Second Lien Agent shall be authorized to disclose to Opportune in general terms the scope and information proposed to be discussed during such conference call, but no substantive discussions between the First Lien Agent, the Second Lien Agent, and Opportune shall be permitted to occur at such time), (b) upon determination of the date, time and dial-in information for such conference call, the First Lien Agent and/or the Second Lien Agent shall provide written notice to the Borrower of such date, time, dial-in information and the scope and information proposed to be discussed, which scope shall be limited to the Borrower's or any Guarantor's cash flow, financial models, SG&A, staffing issues, and business prospects (collectively, the

"Authorized Scope"); provided, that such notification shall be received by the Borrower at least 24 hours prior to the commencement of any such conference call; provided, further, that in the event that the Borrower objects to the scope and information proposed to be discussed during such conference call as being outside the Authorized Scope, (x) the Borrower shall promptly provide a written objection thereof to the First Lien Agent and the Second Lien Agent, such objection to provide in reasonable detail the grounds for such objection, and (y) the First Lien Agent, the Second Lien Agent and the Borrower hereby agree to negotiate in good faith with each other the revised scope and information proposed to be discussed in such conference call, and (c) representatives of the Borrower (including, without limitation, its non-legal advisors) shall be entitled to attend and participate in each such conference call, including objecting to any questions that may be asked or information that may be requested during such conference call which are outside the Authorized Scope. If any such objections are made either in advance of or during any such conference call, in each case, as a result of being outside the Authorized Scope, (i) the parties hereto agree to negotiate in good faith to attempt to resolve any such objections and (ii) Opportune shall not be permitted to answer any questions or deliver any information, as the case may be, that is subject to such objections. Nothing contained herein shall in any way alter, modify, or otherwise affect the terms of any agreements between the Borrower and Opportune regarding confidentiality or any other matters or waive any rights the Borrower or any Guarantor may have with respect to attorney-client privilege, work product doctrine, or any similar protections; provided, however, that the failure of the Borrower to permit Opportune to answer a question and/or deliver information, as the case may be, that is within the Authorized Scope shall constitute a breach of, and a resulting Forbearance Termination Event under, Section 3.2(d) of the Forbearance Agreement."

4. **Agreement to Capitalize Interest Due to Second Lien Lenders on June 30, 2009.** The interest payment due to the Second Lien Lenders on or about June 30, 2009, shall not be paid, but rather shall be capitalized and added to the aggregate outstanding amount of the Loans.

5. **Incorporation of Terms.** Each and all of the provisions of this First Amendment are hereby incorporated into the Forbearance Agreement and from and after the date hereof, each and all of such provisions constitute a part of the Forbearance Agreement, provided, however, in the event there are any inconsistencies between the terms of the Forbearance Agreement and this First Amendment, the terms of this First Amendment shall control.

6. **No Novation.** This First Amendment shall not cause a novation of any of the indebtedness and obligations of the Borrower or any Guarantor under the First Lien Loan Agreement, the Second Lien Loan Agreement, and each of the respective Loan Documents, including the Forbearance Agreement, nor shall the same extinguish, terminate or impair the indebtedness and obligations of the Borrower or any Guarantor and the First Lien Agent's, the Second Lien Agent's and each Lender's rights and remedies under the applicable Loan Documents, including the Forbearance Agreement.

7. **Ratifications.** Except as expressly modified herein, each and all of the terms, covenants, representations, warranties and provisions of the Forbearance Agreement are, and shall remain, in full force and effect, and are unmodified in any way; provided, however, that for the purpose of clarity, the term "liquidity" in the "Liquidity Covenant" set forth in Section 2.3(j) of the Forbearance Agreement, dated February 12, 2009, among the Borrower, each Guarantor and the First Lien Agent shall include cash and cash equivalents in the possession of Hudson Pipeline & Processing Co., LLC. The Borrower and each Guarantor hereby ratifies and reaffirms (a) each and all of the terms, covenants, representations, warranties and provisions of the Forbearance Agreement, as modified hereby, and (b) the First Lien Loan Agreement, the Second Lien Loan Agreement, and each of the respective Loan Documents to which it is a party, as they may have been previously amended and as they may be further modified by the Forbearance Agreement, as modified hereby. The Second Lien Agent and each Second Lien Lender hereby ratify and reaffirm each and all of the terms, agreements, covenants, and provisions of Section 6.3 of the Forbearance Agreement, as modified hereby.

8. **No Renewals**. By their execution of this First Amendment, the Borrower and each Guarantor hereby acknowledge and agree that neither the First Lien Agent, the Second Lien Agent nor any Lender has any obligation to enter into any additional future extension of the Forbearance Period, or any additional future modification of the Forbearance Agreement.

9. **Acknowledgement of Designated Defaults**. The Borrower and each Guarantor acknowledges and agrees as follows:

(a) the Designated Defaults are, as of the date hereof, continuing; and

(b) the Majority Lenders under the First Lien Loan Agreement and the Majority Lenders under the Second Lien Loan Agreement, in accordance with, and subject to, the terms of the respective Loan Documents, have the right to accelerate the respective Loans outstanding under the First Lien Loan Agreement and the Second Lien Loan Agreement, as applicable, and to make demands upon the Borrower and the Guarantors for the payment in full of the respective Indebtedness for the Designated Defaults.

10. **Conditions Precedent**. In addition to all of the other conditions and agreements set forth herein, the effectiveness of this First Amendment is subject to the following conditions precedent:

(a) the First Lien Agent and the Second Lien Agent each shall have received counterparts of this First Amendment duly executed by the Borrower, the Guarantors, the First Lien Agent, each of the First Lien Lenders, the Second Lien Agent, and each of the Second Lien Lenders;

(b) the First Lien Agent, the Second Lien Agent, and/or the Lenders, as appropriate, shall have received payment of all reasonable and documented fees, costs, and expenses incurred by the First Lien Agent, the Second Lien Agent, and the Lenders in connection with this First Amendment, including, but not limited to, such reasonable in-house and outside-retained attorney's fees, costs and expenses incurred in connection

with the negotiation, drafting, execution and delivery of this First Amendment, and any other agreements, documents or instruments referred to herein or contemplated hereby to the extent invoiced; and

(c) the Borrower and its Subsidiaries shall have irrevocably consented to the First Lien Agent's and the Second Lien Agent's (including, without limitation, their respective advisors') consultation with Opportune LLP as provided for herein.

11. **Representations and Warranties**. The Borrower and each Guarantor represent and warrant to the First Lien Agent, the Second Lien Agent, and the Lenders that:

(a) this First Amendment has been duly executed and delivered by the Borrower and the Guarantors and constitutes the legal, valid, and binding obligation of the Borrower and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors' rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) except as expressly provided or modified in the Forbearance Agreement, as modified hereby, the First Lien Loan Agreement, the Second Lien Loan Agreement, and each of the respective Loan Documents remain in full force and effect and remain the valid and binding obligation of the Borrower and the Guarantors enforceable against the Borrower and the Guarantors in accordance with their terms.

12. **Miscellaneous**.

(a) RELEASE. IN CONSIDERATION OF THIS FIRST AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH GUARANTOR HEREBY RELEASE, ACQUIT, FOREVER DISCHARGE, AND COVENANT NOT TO SUE THE FIRST LIEN AGENT, THE SECOND LIEN AGENT, AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS, AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS-IN-INTEREST, SUCCESSORS, AND ASSIGNS (EACH INDIVIDUALLY, A "RELEASED PARTY" AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE RESPECTIVE LOAN DOCUMENTS, AND ACTIONS, CAUSES OF ACTION, OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY GUARANTOR, WHICH BORROWER OR ANY GUARANTOR OR ANY SUBSIDIARY OF ANY OF THE FOREGOING MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, THE FORBEARANCE AGREEMENT, THE FIRST LIEN LOAN AGREEMENT, THE SECOND

LIEN LOAN AGREEMENT, ANY RESPECTIVE NOTE, ANY RESPECTIVE SECURITY INSTRUMENT, ANY OTHER RESPECTIVE LOAN DOCUMENT, OR THE RESPECTIVE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE FORBEARANCE AGREEMENT, THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE FORBEARANCE AGREEMENT, THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, THE RESPECTIVE NOTES, THE RESPECTIVE SECURITY INSTRUMENTS, OR THE OTHER RESPECTIVE LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT, OR SERVICING THEREOF; PROVIDED, HOWEVER, THAT THE RELEASES CONTAINED IN THIS SECTION 12(a) SHALL NOT APPLY TO ANY ACTION ASSERTING THAT SOME OR ALL THE SECOND FORBEARANCE ADDITIONAL COLLATERAL TRANSFERS WERE PREFERENTIAL TRANSFERS FOR PURPOSES OF SECTION 547 OF THE BANKRUPTCY CODE SOLELY AS PROVIDED PURSUANT TO SECTION 6 OF THE FORBEARANCE AGREEMENT. THE PROVISIONS SET FORTH IN THIS SECTION 12(a) SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THE FORBEARANCE AGREEMENT, AS MODIFIED HEREBY, THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, AND THE OTHER RESPECTIVE LOAN DOCUMENTS, AND THE REPAYMENT AND PERFORMANCE OF THE RESPECTIVE OBLIGATIONS (AND ALL OTHER AMOUNTS PAYABLE) UNDER SUCH RESPECTIVE DOCUMENTS.

(b) Non-Waiver. Except as set forth herein, the execution, delivery, performance and effectiveness of this First Amendment shall not operate nor be deemed to be nor construed as a waiver of (i) any right, power or remedy of the First Lien Agent, the Second Lien Agent or any of the Lenders under the Forbearance Agreement, the First Lien Loan Agreement, the Second Lien Loan Agreement, as the case may be, or any of the other respective Loan Documents, (ii) any other term, provision, representation, warranty or covenant contained in the Forbearance Agreement, the First Lien Loan Agreement, the Second Lien Loan Agreement, any other respective Loan Documents or any other instruments or documents executed in connection therewith. Further, except as set forth herein, none of the provisions of this First Amendment shall constitute, be deemed to be or construed as, a waiver of any Defaults or Events of Default under the First Lien Loan Agreement or the Second Lien Loan Agreement, as amended by the Forbearance Agreement, as modified hereby. Except as set forth herein, any Defaults and/or Events of Default (including, without limitation, the Designated Defaults) shall continue and shall not be deemed waived or cured in any way by the execution of this First Amendment.

(c) Modification. Any amendments or modifications of this First Amendment or any provision of this First Amendment shall be effectuated in accordance with Section 12.02 of the First Lien Loan Agreement and the Second Lien Loan Agreement.

(d) Notices. Any notice required or desired to be served, given or delivered hereunder shall be given in the manner provided in Section 12.01 of the First Lien Loan Agreement and the Second Lien Loan Agreement, *mutatis mutandis*.

(e) Severability. Any provision of this First Amendment held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(f) Counterparts; Facsimile or Other Electronic Signatures. This First Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this First Amendment.

(g) Headings. The various headings used in this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provision hereof.

(h) GOVERNING LAW. THE PROVISIONS OF SECTION 12.09 OF THE FIRST LIEN LOAN AGREEMENT AND THE SECOND LIEN LOAN AGREEMENT SHALL APPLY TO THIS FIRST AMENDMENT.

(i) Construction; Integration. This First Amendment has been freely negotiated by the parties and the principle of construction against draftsmen shall have no application in the interpretation of this First Amendment. No term or provision of this First Amendment shall be construed to confer a benefit upon, or grant a right, remedy, or privilege to, any Person other than the parties hereto.

(j) ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page begins on next page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be effective as of the Effective Date set forth above.

AURORA OIL & GAS CORPORATION

By: William W Deneau

Name: William W. Deneau
Title: Chief Executive Officer

HUDSON PIPELINE & PROCESSING CO., LLC

By: Aurora Oil & Gas Corporation, its sole manager

By: William W Deneau

Name: William W. Deneau
Title: Chief Executive Officer

BNP PARIBAS, as First Lien Agent and as a Lender

By: [signature]

Name: Douglas R. Liftman
Title: Managing Director

By: [signature]

Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ______________________

Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ______________________

Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________

Name: George E. McKean
Title: Vice President

BNP PARIBAS, as First Lien Agent and as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ______________________________
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ______________________________
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

BNP PARIBAS, as First Lien Agent and as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ______________________________
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: [signature]
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

BNP PARIBAS, as First Lien Agent and as a Lender

By: ____________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ____________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ____________________________
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ____________________________
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ____________________________
Name: George E. McKean
Title: Vice President

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: Robert T. Ladd
Name: Robert T. Ladd
Title: Authorized Signatory

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name:
Title:

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: ______________________________
Name:
Title:

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name:
Title:

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: ______________________________
Name:
Title:

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name:
Title:

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: ______________________________
Name:
Title:

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name: WARREN KEENS
Title: DIRECTOR